Exhibit 10.5

Execution Copy

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of February 15, 2013, by and between Gentherm Incorporated, a Michigan corporation (the “Company”) and Deutsche Balaton AG, a stock corporation organized under the laws of the Federal Republic of Germany (the “Holder” and, together with any subsequent Holders pursuant to this Agreement, the “Holders”).

WHEREAS, the Company is issuing to the Holder effective as of the date hereof 3,300,000 shares of the common stock, without par value, of the Company; and

WHEREAS, the Company, the Holder and Gentherm Europe GmbH have entered into a Framework Agreement dated as of February 15, 2013 which contemplates, among other things, that the parties will enter into this Agreement (the “Framework Agreement”).

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. REGISTRATION RIGHTS.

1.1 Certain Definitions. As used in this Agreement, in addition to the terms defined elsewhere in this Agreement, the following terms shall have the following respective meanings:

“Business Day” means any day other than a day on which the SEC is closed.

“Common Stock” means the common stock, without par value, of the Company.

“Deferral Notice” has the meaning specified in Section 1.5(h).

“Effectiveness Period” means the period during which any Registrable Securities are outstanding.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 415 promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such prospectus.

“Registrable Securities” means (i) the 3,300,000 shares of Common Stock of the Company issued to the Holder under the terms of the Framework Agreement (the “Framework Shares”), and (ii) all shares of Common Stock issued to the Holder in connection with any stock split, stock dividend, recapitalization or similar event affecting the Framework Shares; provided, however, that as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (b) such securities shall have been otherwise transferred, new securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (c) such securities shall have ceased to be outstanding; (d) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction or (e) four years have lapsed since the Framework Shares were first delivered to the Holder.

“Registration Expenses” means all expenses incurred by the Company in complying with Sections 1.2 and 1.3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, state “blue sky” fees and expenses, and accountants’ expenses, provided, Registration Expenses shall not include any commissions or other fees of any broker, dealer or underwriter incurred in connection with a sale of Registrable Securities, fees or expenses of counsel to the Holders, and any taxes applicable to any Holder with respect to any transfer or sale of Registrable Securities.

“Registration Statement” means any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all materials incorporated by reference in such registration statement.

“Resale Shelf Registration Statement” has the meaning specified in Section 1.2(a).

“Rule 144” means Rule 144 promulgated under the Securities Act.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Securities Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Underwritten Takedown” shall mean an underwritten public offering of Registrable Securities pursuant to the Resale Shelf Registration Statement as amended or supplemented.

1.2 Resale Shelf Registration Rights.

(a) Registration Statement Covering Resale of Registrable Securities. The Company shall prepare and file or cause to be prepared and filed with the SEC, no later than two (2) Business Days after the date of this Agreement, a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by Holders of all of the Registrable Securities held by the Holders (the “Resale Shelf Registration Statement”). The Resale Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders. The Company shall use reasonable best efforts to cause the Resale Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable, and to keep the Resale Shelf Registration Statement effective under the Securities Act at all times until the expiration of the Effectiveness Period.

(b) Notification and Distribution of Materials. The Company shall notify the Holders in writing of the effectiveness of the Resale Shelf Registration Statement and shall furnish to the Holders, without charge, such number of copies of the Resale Shelf Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Resale Shelf Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Securities in the manner described in the Resale Shelf Registration Statement.

(c) Amendments and Supplements. Subject to the provisions of Section 1.2(a) above, the Company shall promptly prepare and file with the SEC from time to time such amendments and supplements to the Resale Shelf Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Resale Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities during the Effectiveness Period.

(d) Notice of Certain Events. The Company shall promptly notify the Holders in writing of any request by the SEC for any amendment or supplement to, or additional information in connection with, the Resale Shelf Registration Statement required to be prepared and filed hereunder (or Prospectus relating thereto). The Company shall promptly notify each Holder in writing of the filing of the Resale Shelf Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to the Resale Shelf Registration Statement and the effectiveness of any post-effective amendment.

(e) Underwritten Takedown. If the Company receives a request from one or more Holders (the requesting Holder(s) shall be referred to herein as the “Requesting Holder”) for the Company to effect the Underwritten Takedown of all or any portion of the Requesting Holder’s Registrable Securities having an estimated aggregate market value of at least $10,000,000, and specifying the intended method of disposition thereof, then the Company shall promptly (i) give notice of such requested Underwritten Takedown (each such request shall be referred to herein as a “Demand Takedown”) at least 10 Business Days prior to the anticipated filing date of the prospectus or supplement relating to such Demand Takedown to the other Holders and (ii) use its reasonable best efforts to effect, as expeditiously as possible, the offering in such Underwritten Takedown of:

(A) subject to the limitations set forth in Section 1.2(f), all Registrable Securities for which the Requesting Holder has requested such offering under Section 1.2(e), and

(B) subject to the limitations set forth in Section 1.2(f), all other Registrable Securities that any Holders (all such Holders, together with the Requesting Holder, the “Selling Holders”) have requested the Company to offer by request received by the Company within seven Business Days after such Holders receive the Company’s notice of the Demand Takedown, all to the extent necessary to permit the disposition (in accordance with the intended methods specified by the Requesting Holder) of the Registrable Securities to be offered.

Promptly after the expiration of the seven-Business Day-period referred to above in this Section 1.2(e), the Company will notify all Selling Holders of the identities of the other Selling Holders and the number of shares of Registrable Securities requested to be included in the Underwritten Takedown.

(f) Underwriter Cutback. If the managing underwriter in an Underwritten Takedown advises the Company and the Requesting Holder that, in its view, the number of shares of

Registrable Securities requested to be included in such underwritten offering exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Offering Size”), the Company shall include in such underwritten offering, up to the Maximum Offering Size, Registrable Securities requested to be included in such Underwritten Takedown by all Selling Holders and allocated pro rata among such Selling Holders on the basis of the relative number of Registrable Securities held by each such Selling Holder at such time (it being understood that for the purposes of calculating the relative number of Registrable Securities held by any Selling Holder, in the event such Selling Holder owns any security of the Company that may be converted, exercised or exchanged into Registrable Securities, the relative number of Registrable Securities held by such Selling Holder shall be determined as if such Selling Holder exercised such equity security on a cashless exercise basis).

(g) Selection of Underwriters. Selling Holders holding a majority of the Registrable Securities requested to be sold in an Underwritten Takedown shall have the right to select an underwriter or underwriters in connection with such Underwritten Takedown, which underwriter or underwriters shall be reasonably acceptable to the Company. In connection with an Underwritten Takedown, the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities in such Underwritten Takedown, including, if necessary, the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with the Financial Industry Regulatory Authority, Inc.

1.3 Piggyback Rights. If the Company proposes to register any shares of Common Stock under the Securities Act (other than any registration for the account of the Company of securities issued pursuant to any employee benefit plan or in any acquisition by the Company, or a registration statement on Form S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public) during the one year period following the date of this Agreement, the Company will provide written notice to each Holder of such registration at least fifteen (15) Business Days prior to the filing of the prospectus or supplement relating to such registration and the Company shall include in such registration all Registrable Securities held by the Holders requested to be so included in writing by such Holders not more than three (3) Business Days after the date such Holders receive such written notice from the Company; provided, however, that if, in the case of an underwritten offering, the managing underwriter informs the Company that, in its view, the number of shares held by the Holders requested to be included exceeds the amount which can be sold in such offering without having an adverse effect on such offering, including the price at which such shares can be sold, the Company shall include in such offering, first, all of the shares the Company has proposed to register; second, as many of the Registrable Securities requested to be included in such underwritten offering (pro rata based on the number of Registrable Securities that each Holder owns at such time) as can be included without adversely affecting such offering; and, third, any other shares of Common Stock proposed to be included in such offering (allocated among such holders in such manner as they and the Company may agree); provided, however, that in no event may less than one-quarter of the total number of shares of Common Stock to be included in such underwritten offering be made available for Registrable Securities. In any registration effected under this Section 1.3, the Company (or its designee) shall select the underwriters, if any, in connection with such offering. Notwithstanding the foregoing, the Company may postpone or withdraw the filing or the effectiveness of such registration at any time in its sole discretion.

1.4 Expenses of Registration. All Registration Expenses incurred in connection with the performance of the Company’s obligations under Sections 1.2 and 1.3 shall be borne by the Company.

1.5 Registration Procedures. The Company shall keep each Holder advised in writing as to the initiation of the registrations described in Sections 1.2 and 1.3 and as to the completion thereof. At its expense the Company shall:

(a) upon written request, before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, furnish to the Holder of a majority of such Registrable Securities intended to be sold in such offering copies of all such documents proposed to be filed and use reasonable efforts to reflect in each such document when so filed with the SEC such comments as such Holder reasonably shall propose within one Business Day of the delivery of such copies to the Holder, provided that the Company shall not have any obligation to modify any information if the Company expects that so doing would cause the Registration Statement, Prospectus or any amendments or supplements thereto to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

(b) subject to Section 1.5(h), prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use reasonable efforts to comply with the provisions of the Securities Act applicable to it;

(c) prior to any public offering of Registrable Securities, use its reasonable best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

(d) use reasonable best efforts to cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or over-the counter market on which similar securities issued by the Company are then listed or, if no securities are then listed, on The NASDAQ Global Select Market;

(e) provide a transfer agent and registrar (which may be the same entity) for all such Registrable Securities no later than the effective date of such Registration Statement;

(f) as promptly as reasonably practicable, but within three (3) Business Days in any event, give notice to the Holders (1) when any Prospectus, Prospectus supplement, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has been declared effective (provided, however, that the Company shall not be required by this clause (1) to notify the Holders of the filing of a Prospectus supplement that does nothing more substantive than name one or more Holders as selling security holders), and (2) of any request, following the effectiveness of a Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or for additional information;

(g) give notice to the Holders within one (1) Business Day following notice to the Company (1) of the issuance by the SEC or any other federal or state governmental authority of any stop order or injunction suspending or enjoining the use of any Prospectus or the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (2) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (3) of the happening of any event that makes any statement made in a Registration Statement or the related Prospectus untrue in any material respect or that requires changes in order to make the statements therein not misleading;

(h) prepare and file a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference, or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus, so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use commercially reasonable efforts to cause it to be declared effective as promptly as is reasonably practicable, and give notice to the Holders listed as selling security holders in such Prospectus that the availability of the Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, each such Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Holder’s receipt of copies of the supplemented or amended Prospectus or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as promptly as possible (and promptly notify in writing each Holder covered by such Registration Statement of the withdrawal of any such order), except that if in the good faith judgment of the Company public disclosure of a material fact or event would be prejudicial to or contrary to the interests of the Company, the Company may, upon giving prompt written notice to the Holders, delay such action for the shortest period of time, but in no event more than thirty (30) days, determined by the Company to be necessary for such purpose;

(i) in the event of any underwritten public offering of Registrable Securities, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an underwriting agreement. The Company shall, if requested by the managing underwriter or underwriters or any holder of Registrable Securities included in such offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters or any holder of Registrable Securities reasonably requests to be included therein, and which is reasonably related to the offering of such Registrable Securities, including, without limitation, with respect to the Registrable Securities being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and the Company shall promptly make all required filings of such prospectus supplement or post-effective amendment;

(j) furnish to each holder of Registrable Securities included in any Registration Statement a signed counterpart, addressed to such holder, of (1) any opinion of counsel to the Company delivered to any underwriter dated the effective date of the Registration Statement or, in the event of an underwritten offering, the date of the closing under the applicable underwriting agreement, in customary form, scope, and substance, at a minimum to the effect that the Registration Statement has been declared effective and that no stop order is in effect, which counsel and opinions shall be reasonably satisfactory to the underwriter or underwriters, if any, and its respective counsel and (2) any comfort letter from the Company’s independent public accountants delivered to any underwriter in customary form and covering such matters of the type customarily covered by comfort letters as the managing underwriter or underwriters reasonably request. In the event no legal opinion is delivered to any underwriter, the Company shall furnish to each holder of Registrable Securities included in such Registration Statement, at any time that such holder elects to use a Prospectus, an opinion of counsel to the Company to the effect that the Registration Statement containing such Prospectus has been declared effective and that no stop order is in effect;

(k) reasonably cooperate, and cause each of its principal executive officer, principal financial officer, principal accounting officer, and all other officers and members of the management to reasonably cooperate in any offering of Registrable Securities hereunder, which cooperation shall include, without limitation, the preparation of the Registration Statement with respect to such offering and all other offering materials and related documents, and reasonable participation in meetings with underwriters, attorneys, accountants and potential stockholders;

(l) upon reasonable notice and during normal business hours, make available for inspection by the holders of Registrable Securities included in such Registration Statement, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant, or other professional retained by any holder of Registrable Securities included in such Registration Statement or any underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors, and employees and the independent public accountants who have certified its financial statements to make themselves reasonably available to discuss the business of the Company and to supply all information reasonably requested by any such holder, underwriter, attorney, accountant or agent in connection with such Registration Statement as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s officers, directors, and employees to supply all information reasonably requested by any of them in connection with such Registration Statement, provided that, unless the disclosure of such information is necessary to avoid or correct a misstatement or omission in the Registration Statement or the release of such information is ordered pursuant to an order from a court of competent jurisdiction, the Company shall not be required to provide any information if (i) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (ii) if either (A) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise, or (B) the Company reasonably determines in good faith that such information is confidential and so notifies the parties in writing, unless in the case of (B) the parties requesting such information agree to enter into a confidentiality agreement in customary form and subject to customary exceptions;

(m) reasonably cooperate with each holder of Registrable Securities and each underwriter or agent, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc.;

(n) in the event of any underwritten public offering of Registrable Securities, cause senior executive officers of the Company to participate in customary “road show” presentations that may be reasonably requested by the managing underwriter in any such underwritten offering and otherwise to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto; and

(o) otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such registration.

1.6 Indemnification.

(a) The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Holder, the partners, members, officers, directors and stockholders of each Holder and any other person, if any, who controls each Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this Section 1.6 shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information about any Holder furnished to the Company by or on behalf of such Holder expressly for use in the Registration Statement (or any amendment thereto), or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

(b) Each Holder agrees to indemnify and hold harmless the Company, and its officers and directors, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act severally and not jointly against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 1.6(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information about such Holder furnished to the Company by or on behalf of such Holder expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

(c) Each party entitled to indemnification under this Section 1.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be withheld unreasonably), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 1.6 only if such failure is materially prejudicial to the ability of the Indemnifying Party to defend such action, and such failure shall in no event relieve the Indemnifying Party of any liability that he or it may have to any Indemnified Party otherwise than under this Section 1.6. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. No Indemnifying Party shall be liable for any settlement for any action or claim referred to in this Section 1.6 effected without its written consent, such consent not to be unreasonably withheld or delayed.

(d) If the indemnification provided under this Section 1.6 hereof from the Indemnifying Party is unavailable or insufficient to hold harmless an Indemnified Party in respect of any loss, liability, claim, damage and expense referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such loss, liability, claim, damage and expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party’s and Indemnified Party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 1.6(d) shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 1.6(a), 1.6(b) and 1.6(c) above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.6(d) were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 1.6(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 1.6(d) from any person who was not guilty of such fraudulent misrepresentation.

(e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities by such Indemnified Party.

1.7 Information by Holders. Each Holder shall furnish to the Company such information and certifications regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be required in connection with any Registration Statement. Each Holder shall notify the Company in writing within thirty (30) days following the consummation of a transaction the result of which is that such Holder no longer holds Registrable Securities.

1.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC that may permit the sale of the Common Stock to the public without registration, the Company shall for so long as Registrable Securities are outstanding:

(a) make and keep public information available as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act; and

(c) so long as any Holder owns any securities constituting or representing Registrable Securities, furnish to such Holder upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Securities Exchange Act.

1.9 Removal of Legends. If requested by a Holder, the Company shall cooperate with such Holder and the Company’s transfer agent to facilitate the timely preparation and delivery of certificates (or execution of a book entry transfer) representing Registrable Securities that are covered by the Registration Statement, which certificates or transfer shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

1.10 Notice of Change. Within five (5) Business Days following any change in the number of outstanding shares of Common Stock exceeding 50,000 shares since the date of the last such notification made pursuant to this Section 1.10 or, if no notifications have been made under this Section 1.10, then in comparison to the number of outstanding shares as of the date of this Agreement, Gentherm shall provide the Holders with written notice of such change.

2. MISCELLANEOUS.

2.1 Notices. All notices and other communications provided for or permitted hereunder shall be made in writing shall in the English language and delivered by hand, by courier, by facsimile or scanned letter transmitted by email to the person at the addresses set forth below, or such other addresses as may be designated by the respective party to the other parties in the same manner, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation of transmission, if made by facsimile or email during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, or (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier, to the parties as follows (or such other address for a party as shall be specified in a notice given accordance with this Section 2.1):

(a)	if to the Holder, to:

Deutsche Balaton AG

Attn: Jens Jüttner

Martin Flick

Ziegelhäuser Landstraße 169120

Heidelberg

Fax +49 62 21 6 49 24 24

e-mail:juettner@deutsche-balaton.de and flick@deutsche-balaton.de

If to any other Holder, at the address for such Holder then appearing in the books of the Company.

(b)	If to the Company, to:

Gentherm Incorporated

Attn: Daniel R. Coker

21680 Haggerty Road, Suite 101

Northville, Michigan 48167, United States of America

Fax +1 248 504 0500

e-mail: dcoker@gentherm.com

with a copy to:

Dr. Peter Memminger

Milbank, Tweed, Hadley & McCloy LLP

Taunusanlage 15, 60325

Frankfurt am Main

Fax +49 (0) 69 71914 3500

e-mail: pmemminger@milbank.com

2.2 Governing Law. This Agreement shall be governed and construed under the laws of the State of New York, without regard to conflicts of laws and principles thereof.

2.3 Successors and Assigns; Transfer of Registration Rights. The rights and obligations set forth in this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns. The rights of a Holder under this Agreement may be transferred by a Holder to a transferee who acquires or holds Registrable Securities equal to at least two percent (2%) of the then outstanding shares of Common Stock, in which case such transferee shall become an additional Holder under this Agreement; provided, however, that such transferee has executed and delivered to the Company a properly completed agreement to be bound by the terms of this Agreement substantially in the form attached hereto as Exhibit A (an “Addendum Agreement”), and the transferor shall have delivered to the Company, no later than five (5) Business Days following the date of the transfer, written notification of such transfer setting forth the name of the transferor, the name and address of the transferee, and the number of Registrable Securities so transferred. The execution of an Addendum Agreement in accordance with this Section 2.3 shall constitute a permitted assignment of this Agreement.

2.4 Captions. The captions of the several sections and paragraphs of this Agreement are included for reference only and shall not limit or otherwise affect the meaning thereof.

2.5 Amendments. Upon the written consent of the Company and the Holders of at least fifty-one percent (51%) of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

2.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same instrument.

2.7 Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

2.8 Entire Agreement. This Agreement is intended by the parties hereto as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities.

2.9 Other Registration Rights. The Company represents and warrants that no person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any registration filed by the Company for the sale of securities for its own account or for the account of any other person. This Agreement supersedes any other registration rights agreement or similar agreement with any Holder. After the date of this Agreement, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights on a parity with or senior to those granted to the Holders hereunder without the prior written consent of the Holders of at least fifty-one percent (51%) of the Registrable Securities then outstanding.

2.10 Further Assurances. At any time or from time to time after the date hereof, the parties hereto agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effect the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

2.11 Termination. This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Securities outstanding; provided, that the provisions of Section 1.6 shall survive any termination.

2.12 No Third Party Beneficiaries. Except as otherwise provided in Section 1.6, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the date first written above.

COMPANY:

GENTHERM INCORPORATED

/s/ Peter Memminger, as

representative based on a PoA

HOLDER:

DEUTSCHE BALATON AG

/s/ Jens Jüttner

Exhibit A

Addendum Agreement

This Addendum Agreement (“Addendum Agreement”) is executed on                     , 20    , by the undersigned (the “New Holder”) pursuant to the terms of that certain Registration Rights Agreement dated as of February     , 2013 (the “Agreement”), by and between the Company and the Holder identified therein, as such Agreement may be amended, supplemented or otherwise modified from time to time. Capitalized terms used but not defined in this Addendum Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Addendum Agreement, the New Holder agrees as follows:

1.1	Acknowledgment. New Holder acknowledges that New Holder is acquiring certain shares of the Common Stock of the Company (the “Stock”) [or other equity securities of the Company that are convertible, exercisable or exchangeable for shares of Common Stock of the Company (the “Convertible Securities”)] as a transferee of such Stock [or Convertible Securities] from a party in such party’s capacity as a “Holder” under the Agreement, and after such transfer, New Holder shall be considered a “Holder” for all purposes under the Agreement.

1.2	Agreement. New Holder hereby (a) agrees that the Stock [or Convertible Securities] shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if the New Holder were originally a party thereto.

1.3	Notice. Any notice required or permitted by the Agreement shall be given to New Holder at the address or facsimile number listed below New Holder’s signature below.

NEW HOLDER:	ACCEPTED AND AGREED:

Print Name:	GENTHERM INCORPORATED

By:	By:

Name:	Name:

Title:	Title:

Address:

Facsimile Number: